[DESCRIPTION]  AGREEMENT FOR SALE OF PARTNERSHIP INTERESTS


                             AGREEMENT FOR SALE OF
                             PARTNERSHIP INTERESTS

     THIS AGREEMENT, made and entered into as of the ___ day of March, 1995, by and among LAKE PONTCHARTRAIN SHOWBOAT, INC., a Nevada corporation ("LPS"), SHOWBOAT LOUISIANA, INC., a Nevada corporation ("SLI") (LPS and SLI are sometimes collectively referred to as "Sellers") and SHOWBOAT, INC., a Nevada corporation ("SBO") and PLAYERS RIVERBOAT, LLC, a Louisiana limited liability company ("PRL"), PLAYERS RIVERBOAT MANAGEMENT, INC., a Nevada Corporation ("PRM"), and PLAYERS INTERNATIONAL, INC., a Nevada corporation ("Players") (PRL, PRM and Players are sometimes collectively referred to as the "Players Parties").

                                   BACKGROUND

     A. LPS and SLI are the sole partners of Showboat Star Partnership (the "Partnership"). The Partnership owns a riverboat casino, with all inventory, fixtures, furniture and equipment, including gaming equipment, known as the "Star Casino" (the "Casino") which it operated under a Certificate of Final Approval for Riverboat Gaming Operations (the "Operating Certificate") from the Louisiana Riverboat Gaming Commission (the "Gaming Commission") and a Riverboat Operator's License (the "Riverboat License" and together with the Operating Certificate herein the "Gaming Authorizations") issued by Louisiana Department of Public Safety and Corrections, Office of the State Police, Riverboat Gaming Enforcement Division (the "State Police" and together with the Gaming Commission herein the "Louisiana Gaming Authorities").

     B. Players, LPS and SLI have agreed to the general terms of a purchase and sale of the partnership interests (the "Interests") of LPS and SLI in the Partnership, pursuant to the terms laid out in that certain letter agreement dated January 25, 1995, addressed to Players, and signed or acknowledged by the Partnership, LPS, SLI, Players and Showboat (the "Preliminary Agreement"). This Agreement shall constitute one of the Definitive Agreements contemplated by the Preliminary Agreement.

     C. Sellers desire to transfer to Players or its designees, and Players has designated PRL and PRM ("Buyers") to take and accept from Sellers, the Interests of Sellers, free and clear of all liabilities, liens, mortgages, encumbrances and any and all other claims to or upon the Interests or any and all assets of the Partnership, all upon the terms and conditions more specifically set forth in this Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

          Incorporation of Background Preambles. The background preambles set forth above are incorporated herein by this reference.

          Transfer of Partnership Interests. Sellers do hereby agree to sell, assign, transfer and set over unto Buyers, and at Closing, Buyers do hereby

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agree to take and accept from Sellers, Sellers' Interests and all of Sellers'
right, title and interest as partner or otherwise, in and to the Partnership and each and every of its assets, including, but not limited to the Casino and all rights of the Partnership in and to all trademarks, tradenames and other intellectual property of the Partnership, including but not limited to the name "Star Casino" (the "Casino's Name"). Notwithstanding the foregoing, Buyers shall have no interest in, nor shall Sellers sell, assign, transfer or set over unto Buyers, any of the following:

          (a) all bank accounts, or cash and cash equivalents held by the Partnership except that the Partnership shall retain all coins currently located on the Casino, for which Sellers shall receive a credit at Closing in the amount of $417,388.50;

          (b) all accounts receivable of the Partnership all of which shall be assigned to Sellers by the Partnership as of the date of Closing;

          (c) original books and records of the Partnership, provided, however, Buyers shall have access to the original books and records during business hours upon written request if such review is necessary in connection with an audit by any governmental entity having jurisdiction over the operations of the Partnership. Sellers shall have the continuing obligation to maintain the referenced books and records of the Partnership in such condition and for such periods of time as may be required by any governmental entity having jurisdiction over the operations of the Partnership;

          (d) deposits, referred claims, deferred charges and prepaid expenses, for which Sellers, to the extent not already provided for herein, shall receive a credit at Closing;

          (e) insurance policies and rights thereunder as of the date of Closing all of which shall be assigned to Sellers by the Partnership as of the date of Closing;

          (f) choses in action, claims and litigation relating to same, all of which shall be assigned to Sellers by the Partnership as of the date of Closing;

          (g) any trademark utilized or owned by SBO; and

          (h) any items of inventory of the Partnership which are ordered but undelivered as of the date of Closing, it being the intent of the parties that such items of inventory be available for purchase by the Partnership should the Partnership determine that such items of inventory can be used in the operations of the Partnership.

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To the extent applicable, the Partnership may make distributions of any of the foregoing to Sellers prior to Closing. Sellers' Interests shall be separately transferred to and allocated among Buyers as more particularly set forth in
Section 5, below.

          Purchase Price. Buyers shall pay to Sellers, and Sellers shall accept from Buyers, the sum of $52,000,000.00 as the full and complete purchase price for Sellers' Interests, which purchase price shall be paid to Sellers in the following manner, and subject to adjustment as provided elsewhere in this
Agreement:

          (a) Buyers shall pay to Sellers $42,000,000.00 in immediately available funds at the closing of the transaction contemplated hereby ("Closing").

          (b) Buyers shall pay to Sellers $10,000,000.00 in immediately available funds on or before April 7, 1995.

          (c) The $52,000,000.00 purchase price shall be allocated among Sellers as follows:

          (1) $51,500,000.00 to SLI; and

          (2) $500,000.00 to LPS.

          Effect of Transfer. It is acknowledged and agreed by and among the parties hereto that the transactions contemplated by this Agreement involve the transfer of Sellers' Interests; that from and after the date of Closing Buyers, or some representative of Buyers shall be the sole partners of the Partnership, for all purposes; and that upon transfer of the Interests to Buyers as herein provided the Partnership shall continue its existence.

          Respective Interests. Upon the consummation of the transaction contemplated hereunder, Buyers shall have and possess separate Interests in the Partnership as set forth in the following chart:

          BUYERS                                      INTEREST

          Players Riverboat, LLC                      ninety-nine percent (99%)

          Players Riverboat Management, Inc.          one percent (1%)

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          Closing Deliveries.

          (a) Closing shall take place in accordance with the provisions of
Section 9 hereof.

          (b) At Closing, Sellers shall deliver to Buyers valid and duly executed instruments of assignment of the Interests of Sellers.

          (c) At Closing, Buyers shall deliver to Sellers the following items:

               (1) $42,000,000.00 in immediately available funds, and the balance of $10,000,000.00 in immediately available funds on or before April 7, 1995;

               (2) Valid and duly executed instruments of assignment of (i) the accounts receivable of the Partnership as of the date of Closing, (ii) any insurance policies and rights thereunder of the Partnership as of the date of Closing, and (iii) any choses in action, claims and litigation relating to same of the Partnership as of the date of Closing.

          (d) The parties hereto agree to execute and deliver to each other at Closing such other documents as are necessary to evidence or effectuate the transfer of Sellers' Interests to Buyers, including, without limitation, an amendment to the Partnership Agreement governing the affairs of the Partnership.

     7. Representations and Warranties of Sellers. Sellers hereby make the following representations and warranties to the Players Parties, each of which Sellers acknowledge is material and relied upon by the Players Parties, and each of which shall be true and correct in all material respects at the time of execution of this Agreement and as of Closing as if then made:

          (a) Ownership. Sellers are the record and beneficial owners of the Interests with full power and authority to vote, transfer and otherwise dispose of the Interests. Such Interests represent 100% of the interests in the Partnership and are held free and clear of all liens, encumbrances, equities, options or claims of third parties. There are no agreements or understandings between Sellers and any other person with respect to the voting, sale or other disposition of the Interests or any other matter relating thereto. Sellers have the right, power, and authority to enter into, be bound by and perform their obligations under this Agreement, including without limitation, the right, power, and authority to sell the Interests as set forth herein.

          (b) Validity of Agreement. This Agreement constitutes the valid and

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binding obligation of Sellers and is enforceable in accordance with its terms against each of them, subject, however, to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies, and to general principles of equity.

          (c) Consents and Approvals. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, result in a breach of any of the terms or provisions of, constitute a default under or conflict with any agreement, indenture or other instrument to which any of Sellers or the Partnership is a party or by which any of them is bound, any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Sellers, the Partnership or the Interests, or any law, rule or regulation applicable to Sellers, the Partnership or the Interests. Sellers have already made all declarations, filings and registrations with, and have obtained all consents, approvals or authorizations of, any governmental or regulatory authority (including but not limited to the Louisiana Gaming Authorities) or any other person (either governmental or private), required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (d) Organization and Good Standing. The Partnership is duly organized and validly existing general partnership, under the laws of the State of Louisiana with all required and appropriate licenses, certificates and registrations under the laws of the appropriate jurisdictions and has all requisite power and authority to own, lease or operate its properties and assets and to conduct its business as presently conducted. All documents required to be filed with or delivered to the Secretary of State of the respective jurisdictions in respect of the Partnership have been properly filed or delivered, and the Partnership is duly qualified to do business in those jurisdictions in which the nature of the operations or business conducted by it requires such qualification. True, correct and complete copies of the Partnership Agreement, with all amendments through the date hereof (the "Partnership Agreement") are attached hereto as Exhibit "B", and made a part hereof. The Partnership Agreement shall not be amended further without the prior written consent of Players which consent shall not be unreasonably withheld.

          (e) No Other Interests. There are no options or, except pursuant to this Agreement, other rights presently outstanding to purchase any interest in the Partnership. There is no liability or indebtedness for dividends or other distributions declared or accumulated but unpaid with respect to any interest in the Partnership. The Interests represent all of Sellers' right, title and interest in any equity or other rights in the Partnership, and no party other than Sellers' own any record or beneficial interest in the Partnership.

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          (f) Financial Wherewithal. Sellers and SBO have the financial capacity and ability to support the indemnities provided to Buyers in Section 10(a) hereof.

          (g) Absence of Certain Changes. Since January 1, 1995, there has not occurred, nor do Sellers have knowledge of any present circumstances likely to give rise in the future to, the following:

               (i) Any material adverse change in the results of operations, assets, condition (financial or otherwise), liabilities, earnings, contractual or trading position, business or prospects of the Partnership other than the closure of the Casino which occurred effective January 20, 1995, the reopening of the Casino effective January 27, 1995 and the subsequent closure of the Casino on March 9, 1995;

               (ii) Any sale or transfer of any of the assets or property of the Partnership which assets or property have not been specifically excluded from the transaction contemplated hereby or transferred to Belle of Orleans, L.L.C. pursuant to that certain Purchase and Sale Agreement dated January 4, 1995, whether tangible or intangible, or any cancellation of debt, except sales of inventory in the ordinary course of business;

               (iii) Any damage, destruction or loss (whether or not covered by insurance) which has or may have a material adverse effect on the assets, condition (financial or otherwise), business or prospects of the Partnership;

               (iv) Any declaration, setting aside or payment of any distribution by the Partnership of money or any assets of any kind with respect to any interest in the Partnership except as provided for in Section 2 of this Agreement;

               (v) Any material amendment or modification of any Contract (as defined in subsection 7(l) hereof) or termination of any agreement which would have been a Contract were it in existence on the date hereof;

               (vi) Any material alteration in the manner of keeping the books, accounts or records of the Partnership or in the accounting practices therein reflected;

               (vii) Any issuance, delivery or transfer of any interests in the Partnership or the granting of any options or rights to purchase any interests in the Partnership, or the borrowing of any funds by the Partnership other than the purchase of certain interests in the Partnership by LPS and SLI from prior minority partners in the Partnership;

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               (viii) Any mortgage, pledge, lien, charge or other encumbrances of any of the assets of the Partnership, whether tangible or intangible other than inchoate liens arising by operation of maritime law;

               (ix) Any capital expenditures, except in the ordinary course of business;

               (x) Any transaction by the Partnership, whether or not covered by the foregoing, not in the ordinary course of business other than the distribution of cash receivables and certain liabilities to Sellers immediately preceding Closing in accordance with Section 2 hereof; or

               (xi) Any other event or condition specifically and directly involving the assets or business operations of the Partnership which was or may have a material adverse effect on the assets, condition (financial or otherwise) or business of the Partnership.

          (h) Real Property and Leaseholds. The Partnership owns no real property. Exhibit "E" attached hereto and made a part hereof includes a complete copy of the leases of each parcel of real property leased or subleased to or by, or used in the business of the Partnership. Except as indicated in such description:

               (i) The Partnership is not in default with respect to any material term or condition of any such lease, nor has any event occurred which through the passage of time, or the giving of notice, or both, would constitute a default thereunder by the Partnership or would cause the acceleration of any obligation of the Partnership or the creation of a lien or encumbrance upon any asset of the Partnership;

               (ii) To the best of Sellers' knowledge, all improvements of the real estate leased to or used by the Partnership conform to all applicable federal and state environmental laws, rules and regulations, including but not limited to all laws, rules and regulations relating to the creation, use, treatment, storage and disposal of any hazardous materials. There has been no notice received by the Partnership relating to violations of or non-compliance with any such laws, rules or regulations.

          (i) Tangible Personal Property. Exhibit "F" attached hereto and made a part hereof is a description of: (i) the Casino, and each item of other tangible personal property owned by the Partnership having on the date hereof either a

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depreciated book value or estimated fair market value per unit in excess of
$2,500.00, or not owned by the Partnership but in the possession of or used in the business of the Partnership and requiring rental or lease payments therefor in excess of $2,500.00 per year; (ii) a description of the owner of, and any agreement relating to the use of, each item of tangible personal property not owned by the Partnership and the circumstances under which such property is used; and (iii) the location of the foregoing. Except as indicated in such description:

               (i) The Partnership is and at all times has been the sole owner of, and it now has good and marketable title to, the Casino and each item of such other tangible personal property, free and clear of all liens (other than those set forth in the Financial Statements and inchoate liens created by operation of maritime law), leases, encumbrances, equities, conditional sales contracts, security interests, charges and restrictions. Prior to Closing, the Partnership will satisfy certain claims under bailment and storage agreements in the approximate amount of $40,000.00. True and correct copies of the Partnership's (A) Certificate of Documentation, (B) Certificate of Ownership Vessel and (C) Certificate of Inspection, each relating to the Casino, are attached hereto and made a part hereof as Exhibit "G".

               (ii) No officer, director stockholder or employee of the Partnership, or Sellers, or any spouse, child, relative or affiliate thereof, owns directly or indirectly, in whole or in part, any of the items of tangible personal property described;

               (iii) There is no tangible personal property used by the Partnership that is not owned by it other than such equipment as may have been leased from Belle of Orleans, L.L.C.;

               (iv) The Partnership owns or otherwise has the right to use all of the tangible personal properties now used by them in the operation of its business or the use of which is necessary for the performance of any Contract, letter of intent or proposal to which they are parties.

               (v) The Partnership has all licenses, permits, approvals and authorizations, including but not limited to U.S. Coast Guard and Louisiana State licenses, permits, approvals and authorizations (the "Operating Permits") required for it to operate the Casino along a defined route in Lake Pontchartrain, Louisiana. True and correct copies of the Operating Permits are attached hereto and made a part hereof as Exhibit "H". There are no notices of violation or conditions requiring correction or other attention by the Partnership in connection with the Operating Permits.

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          (j) Intangible Personal Property. To the best of Sellers' knowledge, there are no (i) items of intangible personal property owned by, or used in the business of, the Partnership, including, but not limited to, trade names, trademarks, service marks, service names, trade name and trademark registrations, other than the name of the Partnership and the Casino's Name (the "Names"), or (ii) licenses, authorizations or similar agreements or arrangements as to which the Partnership is a party either as licensee or licensor as to any item of intangible personal property, other than the Gaming Authorizations and the Operating Permits. The Gaming Authorizations and the Operating Permits are in full force and effect without challenge to its use by the Partnership having been filed by the issuing authorities or any other party.

          (k) Inventories. The Partnership has good and marketable title to its inventories, free and clear of all claims, liens (other than those securing obligations set forth in the Financial Statements), charges, encumbrances and rights of third parties. The inventories of the Partnership are salable in the ordinary course of business without discount from the prices generally charged, except that certain logo-bearing gift shop items have been sold at a discount to the general public.

          (l) Contracts. Attached hereto as Exhibit "I" and made a part hereof is a complete list of all unexpired contracts and leases of personal property to which the Partnership is a party or which affect the Partnership's business or assets having an unexpired value of TWO THOUSAND FIVE HUNDRED ($2,500.00) DOLLARS or more or containing unexpired warranties. Prior to the date hereof, Sellers have delivered or have caused the Partnership to deliver to Buyers true, complete and accurate copies of all such contracts and/or leases (the "Contracts"). All of the Contracts are in full force and effect, are valid and binding and are enforceable in accordance with their terms, and Sellers have not received and have no knowledge of any notice of default or violation of such Contracts. There are no liabilities of any party to any Contract (including the Partnership) arising from any breach or default of any provision thereof and, no event has occurred which with the passage of time or the giving of notice or both would constitute a breach or default by any party thereto. The Partnership is not a party to, nor is it bound by, any agreement which is or could be materially adverse to its assets, condition (financial or otherwise), business or prospects or which requires or will require future expenditures (including internal costs and overhead) in excess of reasonably anticipated receipts. The Partnership is not in default in any loans or other obligations to any lending institution. The Partnership has terminated its previously existing agreement with LPS for management of the Casino by LPS.

          (m) Labor and Employment Issues. Attached hereto as Exhibit "J" and made a part hereof is a complete list of: (i) each labor or employment agreement

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to which the Partnership is a party or by which it is bound; (ii) each employment profit sharing, stock option, stock purchase, deferred compensation, bonus, pension, retainer, consulting, retirement, health, welfare, incentive plan or contract or similar agreement to which the Partnership is a party or by which it either is or may be bound; (iii) each plan and agreement under which "fringe benefits" (including, but not limited to, vacation plans or programs, sick leave plans or programs, dental or medical plans or programs and related or similar benefits) are afforded to an employee of the Partnership; and (iv) the name, job description, salary and fringe benefits of each employee, agent, or consultant of the Partnership. Prior to the date of this Agreement, Sellers have delivered or have caused the Partnership to deliver to Buyers true, complete and accurate copies of all such labor or employment agreements and plans (the "Labor and Employment Agreements and Plans"). The Partnership has complied in all material respects with all applicable laws, rules and regulations relating to
(i) the employment of labor, including, without limitation, those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities, and (ii) the closure of the Casino, notice of which was given to all employees on January 20, 1995, and reissued February 10, 1995 as required by the Federal Worker Adjustment and Retaining Notification Act ("WARN").

          (n) Absence of Certain Business Practices. Neither Sellers, any affiliate of Sellers, the Partnership, any officer, employee or agent of Sellers or the Partnership, nor any other person acting on their behalf, has, directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official which would subject the Partnership to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would have a material adverse effect on the assets, condition (financial or otherwise), business or prospects of the Partnership.

          (o) Compliance with Laws. To the best knowledge and belief of Sellers, the Partnership's business at all times has been conducted in full compliance with all applicable laws, rules, regulations and ordinances and all judgments and orders of any court, arbitrator or governmental authority applicable to the Partnership, including, without limitation, any of the foregoing related to gaming, taxation and employment, and Sellers and the Partnership have received no notices of violations of any applicable laws, rules, regulations, ordinances, judgments or orders other than those notices from the State Police and District Attorney generally regarding dockside operation of the Casino with which Buyers are familiar. Notwithstanding the foregoing, Buyers and Sellers acknowledge the Partnership's payment of fines from time to time for various minor regulatory infractions.

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          (p) Litigation. There is no legal, administrative, arbitration or other proceeding or claim, or any governmental investigation, pending or threatened against or otherwise affecting the Partnership or any of its assets, and there is no basis for any such proceeding or investigation, except as set forth in Exhibit "K". Such matters, whether disclosed or undisclosed by Sellers shall be referred to herein as "Pending or Threatened Litigation".

          (q) Taxes.

               (i) Within the times and in the manner prescribed by law, and to the best of Sellers' knowledge, the Partnership has paid all taxes and assessments required by law with respect to any jurisdiction empowered to levy taxes upon it, and has filed all tax returns required by any such jurisdiction.

               (ii) To the best of Sellers' knowledge, all tax returns filed by the Partnership for previous taxable years constitute complete and accurate representations of its tax liabilities for such years and accurately set forth all items (to the extent required by law to be included or reflected in such returns) relevant to its future tax liabilities, including the tax basis of its properties and assets. In the event that a federal or state taxing authority issues an assessment which benefits the Partnership for any period in which either of Sellers owned a partnership interest in the Partnership, Buyers shall notify in writing Sellers of such assessment within fifteen (15) days of notice of such assessment by the taxing authority in order for Sellers to amend their respective tax returns.

               (iii) The Partnership has not waived or extended any applicable statute of limitations relating to the assessment of taxes.

               (iv) Sellers are not aware of and have not received any notices or other communication regarding examinations or disputes with respect to tax returns of the Partnership, and to the best knowledge of Sellers, no such examination or dispute is threatened.

          (r) Insurance. The Partnership has policies of fire, liability and other insurance insuring it against the risks of loss arising out of or related to its assets and business as listed and described on Exhibit "L" attached hereto and made a part hereof, setting forth the coverages, carriers and expiration dates involved. All such policies and coverages will be outstanding and duly in force at Closing and the amounts of such insurance, in the aggregate, are adequate to cover the replacement cost of the Partnership's tangible and personal property if all claims of the Partnership were to be approved by the respective insurance companies. There are no outstanding

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requirements or recommendations by an insurance company that issued any such policy or other similar body or governmental entity requiring or recommending any changes in the conduct of the business of, or any repairs or other work to be done or with respect to the properties or assets of, the Partnership. Sellers shall cancel such policies of insurance as of the date and time of Closing, and shall be entitled to a credit at Closing for any unused premium returned to the Partnership on account of such policies.

          (s) No Powers of Attorney or Suretyships. The Partnership has not granted any general or special power of attorney. The Partnership has no obligation or liability (whether actual, contingent or otherwise) as guarantor, surety, co-signor, endorser, co-maker, indemnitor or obligor in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity.

          (t) Progressive Slot Machines. Sellers shall be liable to Buyers for the outstanding jackpot amounts of any and all progressive slot machines located at the Casino ("Machines") prior to Closing (the "Progressive Slot Machine Obligations"). As of the date of Closing the Progressive Slot Machine Obligations equal $51,572.97. The Progressive Slot Machine Obligations shall be subject to adjustment based on the final audit of such obligations conducted by the State Police. Buyers shall receive a credit at Closing to provide for Sellers' satisfaction of the Progressive Slot Machine Obligations. Exhibit "M" attached hereto and made a part hereof sets forth a true and complete list of each of the Machines located at the Casino, and the amount of each outstanding progressive jackpot that has accrued on each such Machine. Exhibit "M" shall be updated as of the date of Closing.

          (u) No Brokerage Fees. No broker or finder has acted for Sellers in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission from or through Sellers in respect of this Agreement or any such transactions.

          (v) Special Knowledge. Sellers have no knowledge of any fact or information which may or does materially and adversely affect the assets, condition (financial or otherwise), business or prospects of the Partnership which has not been disclosed in writing to Buyers by Sellers prior to the date of this Agreement or in this Agreement and/or Exhibits hereto.

          (w) Disclosure. The documents and written disclosures required to be provided by Sellers to Buyers pursuant to this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements of facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading.

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          (x) Definition of Best Knowledge. In each case where a representation or warranty is being given herein to the best knowledge of Sellers, such representation or warranty shall be based on reasonable inquiry and diligence by Sellers, and Sellers shall be held to have knowledge of those facts which they should reasonably have known by the fact of their position as general partners of the Partnership and the fact of the position of their officers as managers of the business of the Partnership.

     8. Representations and Warranties of Buyers. The Players Parties hereby make the following representations and warranties to Sellers, each of which the Players Parties acknowledge is material and relied upon by Sellers and each of which shall be true and correct in all material respects at the time of execution of this Agreement and as of the Closing as if then made:

          (a) Authorization and Validity of Agreement. The Players Parties all have the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Players Parties and is enforceable in accordance with its terms against each of them except as such terms may be modified by a bankruptcy court or a court of equity.

          (b) No Brokerage Fees. No Broker or finder has acted for the Players Parties in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission from or through the Players Parties in respect of this Agreement or any such transactions.

          (c) Valuation of Interests. The Players Parties have made their own evaluation of the Interests and have not relied upon any other statements or information of Sellers in determining such value other than the information set forth herein and in the exhibits hereto.

          (d) Financial Wherewithal. The Players Parties have the financial capacity and ability to pay the full purchase price to Sellers.

          (e) Consents and Approvals. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, result in a breach of any of the terms or provisions of, constitute a default under or conflict with any agreement, indenture or other instrument to which any of Buyers is a party or by which any of them is bound, any judgment,

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decree, order or award of any court, governmental body or arbitrator applicable to Buyers, the Partnership or the Interests, or any law, rule or regulation applicable to Buyers, the Partnership or the Interests. Buyers have already made all declarations, filings and registrations with, and have obtained all consents, approvals or authorizations of, any governmental or regulatory authority (including but not limited to the Louisiana Gaming Authorities) or any other person (either governmental or private), required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (f) Organization and Good Standing. PRL is a duly organized and validly existing limited liability company, under the laws of the State of Louisiana and PRM is a duly organized and validly existing corporation, under the laws of the State of Nevada, each with all required and appropriate licenses, certificates and registrations under the laws of the appropriate jurisdictions and has all requisite power and authority to own, lease or operate its properties and assets and to conduct its business as presently conducted. All documents required to be filed with or delivered to the Secretary of State of the respective jurisdictions in respect of PRL and PRM have been properly filed or delivered, and PRL and PRM are each duly qualified to do business in those jurisdictions in which the nature of the operations or business conducted by it requires such qualification.

     9. Closing and Transfer of Possession.

          (a) Subject to the escrow provisions of subsection (c) hereof and provided all of the conditions precedent to Buyers' and Sellers' duty to close as hereinafter set forth have been satisfied, Closing shall take place in the law office of Horn, Goldberg, Gorny, Daniels, Plackter & Weiss, in Atlantic City, New Jersey at 3:00 p.m. on March 31, 1995.

          (b) Physical possession of the Casino and the other personal property of the Partnership shall be transferred by Sellers to Buyers immediately upon the Casino's having cruised to a position outside of its current berthing site in South Shore Harbor, beyond all obstructions located in South Shore Harbor. At the time of the transfer of possession of the Casino, the risk of loss relative to the Casino shall shift from Sellers to Buyers. Sellers shall cancel all insurance policies affecting the Casino, and Buyers, through the Partnership, shall be responsible for insuring the Casino.

          (c) At Closing, the purchase price due to be paid by Buyers to Sellers, together with all other deliveries to be made by the parties shall be delivered to the law firm of Horn, Goldberg, Gorny, Daniels, Plackter & Weiss, attorneys for the Players Parties (the "Escrow Agent") to be held in escrow subject to the terms and provisions of this subsection (c), and further subject to the terms and provisions of Exhibit "N" to this Agreement. The Escrow Agent shall forward to the parties the deliveries to be made under Section 6 of this Agreement immediately upon receipt of notification from Buyers that Buyers have taken possession of the Casino and the other personal property of the Partnership, in accordance with subsection (b) hereinabove, with cash deliveries to be made by wire transfer in accordance with instructions to be provided by Sellers to the Escrow Agent at the Closing and all other deliveries to be made by Federal Express or other recognized overnight courier or mail service.

     10. Indemnification.

          (a) Sellers' Indemnity. Each of Sellers and SBO, jointly, severally and in the alternative, hereby agree to indemnify, defend and hold each of the Players Parties harmless from and against and in respect of all losses, costs and/or expenses (including, without limitation, diminution in their equity interest in the Partnership or the loss or reduction in distributions from the Partnership) incurred by any of them arising from:

               (i) Any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Sellers under this Agreement or from any misrepresentation in or omission from any Exhibit furnished or to be furnished by Sellers hereunder, including therein, without limitation, the obligations of Sellers set forth in Section 11 of this Agreement.

               (ii) Any and all debts, liabilities, penalties, fines, sanctions, assessments and obligations, without any limitation, relating to (A) the business and operations of the Partnership prior to the Closing and (B) the closure of the Casino, including specifically, but without limitation, all of the outstanding debts, liabilities and obligations of, or claims against the Partnership as of the date thereof, whether absolute, contingent or otherwise (the "Partnership Obligations"), any inchoate liens created by operation of maritime law arising out of some transaction or occurrence occurring prior to Closing, all such debts, liabilities, penalties, fines, sanctions, assessments and obligations arising under the Contracts (defined in subsection 7(l)), under the Labor and Employment Agreements and Plans (defined in subsection 7(m)), under WARN (defined in subsection 7(m)) and other similar laws, or otherwise in connection with the Pending or Threatened Litigation (defined in subsection 7(p)), and the Progressive Slot Machine Obligations, whether known or unknown and whether existing on the date of this Agreement or the date of Closing, or coming into existence hereafter.

               (iii) Any loss, cost, claim, demand or expense which may be incurred by the Players Parties by virtue of any claim for a fee or commission made against any of the Players Parties by any broker or other person claiming through Sellers.

               (iv) All reasonable costs and expenses, including reasonable attorney's fees, incurred by the Players Parties in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matter pursuant to which Sellers and SBO have agreed to indemnify the Players Parties.

          (b) Buyers' Indemnity. Buyers hereby agree to indemnify, defend and hold Sellers harmless from and against and in respect of any losses incurred by Sellers arising from:

               (i) Any damages resulting from any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Buyers under this Agreement.

               (ii) Any debts, liabilities, penalties, fines, sanctions, assessments and obligations relating to the business and operations of the Partnership arising after Closing.

               (iii) Any loss, cost, claim, demand or expense which may be incurred by Sellers by virtue of any claim for a fee or commission made against any of Sellers by any broker or other person claiming through the Players Parties.

               (iv) All reasonable costs and expenses, including reasonable attorney's fees, incurred by Sellers in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters pursuant to which Buyers have agreed to indemnify Sellers.

          (c) The indemnified party shall provide the indemnifying party notice of any such claims of liability with reasonable promptness, and the indemnifying party, at its election, shall have the right of defense in such proceedings, by counsel of its own choosing, at the indemnifying party's expense. The indemnified party shall cooperate fully in all respects with the indemnifying party in any such defense, including, without limitation, by making available to the indemnifying party all pertinent information under the control of the indemnified party. If the indemnifying party does not notify the indemnified party within ten (10) days of the indemnified party's notice to the indemnifying party of a potential claim that the indemnifying party will defend the same, or should the indemnifying party fail to file any answer or other pleading at least five (5) days before the same is due, the indemnified party may defend or settle such claim or action in such manner as the indemnified party deems appropriate in its sole discretion, and the indemnifying party shall cooperate fully in all respects with the indemnified party in any such defense, including, without limitation, by making available to the indemnified party all pertinent information under the control of the indemnifying party. If the indemnifying party so notifies the indemnified party concurrently with the indemnifying party's notice of election to defend, the indemnifying party may defend, but not settle, a claim without waiving its right to assert that such claim is not subject to the indemnity agreements in this Section 10. If the indemnifying party elects to defend a claim, the indemnified party may, at the indemnified party's expense, participate in such matter with counsel of the indemnified party's own choosing.

     11. Conditions Precedent to Sellers' Duty to Close.

          (a) Conditions. The duty of Sellers to close the transaction contemplated by this Agreement is subject to the following conditions precedent, any or all of which Sellers may, at their option, elect to waive by written agreement to do so:

               (i) All of the representations and warranties by the Players Parties contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on and as of Closing.

               (ii) All of the covenants and agreements herein on the part of the Parties Players to be complied with or performed on or before the Closing shall have been fully complied with and performed in all material respects.

          (b) Failure of Conditions. If one or more of the conditions to Sellers' obligations is not either performed in all material respects, satisfied or waived in writing on or before the date set for Closing and Sellers are not in default hereunder, then Sellers may elect, by written notice to the Players Parties, to terminate this Agreement, in which event no party shall have any further obligation to another in connection herewith. Nothing in this Section shall be construed as limiting Sellers' rights or remedies at law or equity, in the event of a default by the Players Parties.

     12. Conditions Precedent to Buyers' Duty to Close.

          (a) Conditions. The duty of the Players Parties to close the transaction contemplated by this Agreement is subject to the following conditions precedent, any or all of which the Players Parties may, at their option, elect to waive by written agreement to do so:

               (i) All of the warranties and representations by Sellers contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Closing.

               (ii) All of the covenants and agreements herein on the part of Sellers to be complied with or performed on or before the Closing shall have been fully complied with and performed in all material respects.

               (iii) The Partnership shall have all of the Federal and/or State licenses, permits, approvals certificates and authorizations necessary for operation of the Partnership's businesses and there shall be no material changes therein.

               (iv) Title to all of the Partnership's assets (including without limitation the Casino) shall be good and marketable.

               (v) Any person or entity that is a party to any agreement restricting Sellers' rights to convey the Interests shall be released or waived such rights.

               (vi) Buyers and the Partnership shall have received the consent and approval of any governmental body where the consent and approval of any such entity to the within Agreement and the transactions described herein is required for any reason, and all conditions to any such consent or approval shall have been satisfied, without Buyers being required to have or incur any personal obligations or liabilities as a condition of receiving such consent and approval. Buyers and Sellers acknowledge that at the time of the execution of this Agreement, Buyers and the Partnership have received the consent and approval of all governmental bodies required for the consummation of the transactions described herein, and that all conditions to any such consent or approval have been satisfied, except that the approval of the State Police is conditioned upon the Partnership's delivery of fifteen (15) days' notice of the Partnership's intent to move the Casino from its place of docking in Orleans Parish.

               (vii) All of the Contracts and the Labor and Employment Agreements and Plans shall have been terminated; all Partnership Obligations shall have been paid or otherwise satisfied; and all Pending and Threatened Litigation shall have been settled or otherwise provided for with all obligations of the Partnership in connection therewith paid or otherwise satisfied.

               (viii) Seller shall have caused the Casino to be moved from its present location to a mutually acceptable location beyond all obstructions located in South Shore Harbor for transfer of possession to the Buyers.

          (b) Failure of Conditions. If one or more of the conditions to Buyers' obligations is not either performed in all material respects, satisfied or waived in writing on or before the date set for Closing hereunder, and the Players Parties are not in default hereunder, then the Players Parties may elect, by written notice to Sellers, to terminate this Agreement, in which event no party shall have any further obligation to another in connection herewith. Nothing in this Section shall be construed to limit any of the Players Parties' rights or remedies at law or equity, in the event of a default by Sellers.

     13. Distributions. Except as provided in Section 2 and subsection 7(g)(x) hereof, the Partnership and Sellers agree that no distributions of any kind shall be made by the Partnership to its partners between the date of this Agreement and Closing.

     14. Disclosure of Information. Buyers recognize and acknowledge that the operations, procedures and management utilized by the Partnership were developed and are owned by SBO. Additionally, the information regarding the operations, procedures and management of the Partnership is a valuable, special and unique asset of SBO and the Partnership. As a part of the sale of the Interests, the information regarding the operations, procedures and management may be implemented by Buyers in the operation of the Partnership. Without limiting the generality of the foregoing, Sellers shall provide Buyers with original operational blueprints of the Casino and original security and surveillance schematics of the Casino. Buyers will not, during the term of this Agreement and after Closing, disclose any information relating to the operations, procedures or management of the Partnership's business or any part thereof, to any person, firm, partnership, association or other entity, for any reason or purpose whatsoever; provided, however, that the Partnership may disclose any information relating to the operations, procedures or management of the Partnership's business or any part thereof, to any Louisiana Gaming Authorities or any other governmental authorities having jurisdiction over such matters, as such authorities shall demand.

     15. Closure of Business Operations. The Sellers shall cause the Partnership to terminate all business operations on or before the day prior to the Closing.

All costs and expenses in connection with the termination of operations of the Partnership and the closure of the Casino shall be the sole responsibility of the Sellers, notwithstanding any contrary provision of the Preliminary Agreement.

     16. Risk of Loss/Casualty. The risk of loss with respect to the assets of the Partnership shall remain with the Sellers until the release of Escrow. In the event of any uninsured loss or damage by fire or other casualty to the assets of the Partnership, subsequent to the execution hereof and prior to the release of the Escrow, exceeding FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS, the Players Parties shall have the option to terminate this Agreement. Such option shall be exercised by the Players Parties in writing no later than thirty
(30) days after receipt by the Players Parties of written notice of such damage or loss, which notice shall include the details thereof, including the amount of loss and assets damaged, the amount of insurance coverage, if any, and such other information as shall be necessary for the Players Parties to make a determination whether to exercise this option. Failure by Sellers to give such written notice to the Players Parties within five (5) business days after the occurrence of such loss or damage shall be a default by Sellers in this Agreement.

     17. Survival. All terms and provisions of this Agreement, including but not limited to the representations and warranties of the parties set forth in Sections 7 and 8, shall survive Closing, irrespective of any presumption of law to the contrary.

     18. Default/Remedies.

          (a) Sellers' Remedies. The failure of the Players Parties to complete the transaction as contemplated hereby on or before the date herein set for Closing, subject to the provisions of Section 12 hereof, or the failure of the Players Parties to proceed in good faith to satisfy the conditions precedent set forth in subsection 12(a)(vi), shall constitute a default on the part of the Players Parties hereunder. In the event of such a default, Sellers shall have the option to either (i) extend the date for Closing on written notice to the Players Parties or (ii) terminate this Agreement and sue for money damages.

          (b) Buyers' Remedies. The failure of Sellers to make Closing or otherwise to perform as required of them under the terms of this Agreement shall constitute a default. The parties agree that in the event of a default by Sellers it will be impossible to measure the damages that will be incurred by the Players Parties due to the loss of the business and investment opportunities afforded to the Players Parties under the terms of this Agreement. In the event of an actual or threatened default by Sellers, Sellers hereby waive the claim of defense that there is an adequate remedy at law, and the Players Parties shall be entitled to equitable relief, including the right to specific performance and an injunction requiring Sellers to make closing hereunder. In the event that the Players Parties are unable to obtain specific performance by Sellers, the Players Parties shall be entitled to such other remedies as shall be available to them at law or in equity.

     19. Confidentiality. Each of the parties hereto agrees for itself and its respective affiliates, agents, representatives and consultants to hold in the strictest confidence and not to disclose to any person, entity, party, firm or corporation (other than agents or representatives of the parties who are also bound by this Section and except as such disclosures are required in applications or by applicable securities or gaming laws) any confidential data of another party, whether related to the Casino or to general business matters, which shall come into their possession or knowledge, without the other party's prior written consent. In addition, each party agrees that it shall cause all documents, drawings, plans or other materials developed by another party ("Owner of the Materials") in connection with the sale of the Interests to be returned to the Owner of the Materials in the event of termination of this Agreement and that no party shall make use of such information in connection with the sale of the Interests or any other undertaking without the prior express written consent of the Owner of the Materials, which shall entail the reimbursement to the Owner of the Materials of its costs, direct and indirect, incurred in pursuing this Agreement.

     20. Press Release. All press releases or prepared statements to the media made by any party or their respective affiliates concerning this Agreement or the transactions contemplated thereby shall be jointly approved in advance by all parties with the exception of any releases required to be made by any party or their respective affiliates pursuant to various securities laws applicable to any party or their respective affiliates.

     21. General Provisions.

          (a) Any notice, communication, request, reply or advice (hereinafter severally and collectively called "notice") in this Agreement provided for or permitted to be given, made or directed by any party to the other must be in writing, and may, unless otherwise in this Agreement expressly provided, be given by personal service or by depositing the same in the United States mail, postage prepaid, certified mail, and addressed to the party to be notified, with return receipt requested, or by a prepaid telegram or Federal Express or other reputable and recognized overnight delivery services, or telecopier transmittal, addressed to the party to be notified. Notice deposited in the United States mail in the manner hereinabove described shall be effective, unless otherwise stated in this Agreement, from and after the expiration of two (2) days after it is so deposited and notice sent by (i) Federal Express or other reputable and recognized overnight delivery service or (ii) telecopier transmittal shall be effective on the next business day after it is sent. For purposes of notice, the addresses and telecopier numbers of the parties shall, unless changed as herein provided, be as follows:

         If to Sellers:             J. Kell Housells, III, Vice Chairman
                                    Showboat Louisiana, Inc.
                                    c/o Showboat Development Corp.
                                    Ventnor Professional Campus
                                    6601 Ventnor Avenue
                                    Ventnor, New Jersey  08406
                                    Telecopier No. (609) 823-7811

         With a copy to:            John N. Brewer, Esquire
                                    Kummer, Kaempfer, Bonner & Renshaw
                                    Seventh Floor
                                    3800 Howard Hughes Parkway
                                    Las Vegas, Nevada  89109
                                    Telecopier No. (702) 796-7181

         If to Players Parties:     Howard A. Goldberg, President
                                    Players International, Inc.
                                    1300 Atlantic Avenue, Suite 203
                                    Atlantic City, New Jersey 08401
                                    Telecopier No. (609) 340-8165

         With a copy to:            Michael J. Viscount, Jr., Esquire
                                    Horn, Goldberg, Gorny, Daniels, Plackter
                                      & Weiss
                                    1300 Atlantic Avenue, Suite 500
                                    Atlantic City, New Jersey 08401
                                    Telecopier No. (609) 348-6834

     However, the parties hereto and their respective heirs, successors, legal representatives, personal representatives, executors, administrators, successors and assigns shall have the right from time to time and at any time to specify as their address any other address and/or telecopier numbers by at least ten (10) days advance written notice to the other party.

          (b) The captions appearing in this Agreement are inserted and included solely for convenience and shall not be considered or given any effect in construing this Agreement.

          (c) This Agreement and the exhibits hereto embody the entire agreement between the parties hereto relative to the subject matter hereof, and all prior agreements and understanding with respect to the subject matter hereof, including the terms of the Preliminary Agreement shall be merged into the terms hereof. No variations, modifications, changes or amendments hereof shall be binding upon any party hereto unless in writing and executed by such party, a duly authorized officer or a duly authorized agent of the particular party.

          (d) All covenants and obligations as contained within this Agreement shall bind, extend and inure to the benefit of the parties hereto and their respective heirs, legal representatives, personal representatives, estates, administrators, executors and assigns.

          (e) All personal pronouns used in this Agreement shall include the other gender whether used in the masculine or feminine or neuter gender and the singular shall include the plural and the plural the singular whenever and as often as may be appropriate.

          (f) This Agreement and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Nevada without reference to its choice of law provisions. All disputes arising under or related to this Agreement shall be resolved by arbitration by a single arbitrator acting pursuant to the rules of the American Arbitration Association. Any decision of such arbitrator may be enforced by the Eighth Judicial District Court of the State of Nevada.

          (g) Except as specifically provided herein, the rights and obligations of the parties hereto are neither assignable nor delegable without the prior written consent of the other party.

          (h) This Agreement may be executed in an unlimited number of counterparts, all of which counterparts shall together constitute one and the same Agreement.

     22. Waiver of Pre-Closing Loan. The Sellers and SBO hereby waive the requirement under paragraph 5 of the Preliminary Agreement for Players to lend $10,000,000.00 to the Partnership prior to the Closing.

     23. Reimbursement for Slot Club Obligations. Buyers and Sellers hereby acknowledge the existence of certain Partnership liabilities to patrons of the Casino arising out of certain promotional programs of the Partnership related to slot machine play (the "Slot Club Obligations"). Buyers agree to provide that the Partnership shall continue to honor the Slot Club Obligations. SBO agrees that it shall reimburse the Partnership for any payments and/or costs made or incurred on account of the Slot Club Obligations. Such reimbursement shall be made by SBO to the Partnership within thirty (30) days of SBO's receipt of the Partnership's invoice for such payments and/or costs. Nothing contained herein shall be construed to modify the indemnity obligations of any of the parties to this Agreement, and the Slot Club Obligations are acknowledged to be Partnership Obligations for the purposes of Section 10 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

                                       LAKE PONTCHARTRAIN SHOWBOAT, INC.,
                                       a Nevada corporation
ATTEST:

_______________________                By:____________________________________
                                          Leann Schneider, Treasurer

                                       SHOWBOAT LOUISIANA, INC.,
                                       a Nevada corporation

ATTEST:

_______________________                By:____________________________________
                                          Leann Schneider, Treasurer

                                       SHOWBOAT, INC.,
                                       a Nevada corporation
ATTEST:

_______________________                By:____________________________________
                                          Leann Schneider, Vice President and
                                          Chief Financial Officer

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                       PLAYERS RIVERBOAT, LLC,
                                       a Louisiana limited liability company
                                       By its members:

                                       PLAYERS RIVERBOAT, INC.,
                                       a Nevada corporation

ATTEST:

_______________________                By:____________________________________

                                       PLAYERS RIVERBOAT MANAGEMENT, INC.,
                                       a Nevada corporation

ATTEST:

_______________________                By:____________________________________

                                       PLAYERS INTERNATIONAL, INC.,
                                       a Nevada corporation

ATTEST:

_______________________                By:____________________________________

                                       PLAYERS RIVERBOAT MANAGEMENT, INC.,
                                       a Nevada corporation
ATTEST:

_______________________                By:____________________________________

                              SCHEDULE OF EXHIBITS

A.       $10,000,000.00 Promissory Note

B.       Partnership Agreement and all Amendments

C.       INTENTIONALLY LEFT BLANK

D.       INTENTIONALLY LEFT BLANK

E.       Deeds and Leases

F.       Schedule of Personal Property

G.       Documentation and Ownership Certificates for the Casino

H.       Casino Operating Permits

I.       Partnership Contracts

J.       Labor and Employment Agreements and Plans

K.       Pending and Threatened Litigation

L.       Schedule of Partnership Insurance Policies

M.       Progressive Slot Machine Obligations

N.       Provisions Regarding the Escrow Agent

AC-56729/4
6/26/95
WJD/mja

                                  EXHIBIT "N"
                          CONCERNING THE ESCROW AGENT

          (a) The parties hereto agree that Escrow Agent is acting hereunder as a stakeholder only and for the convenience and at the request of the Seller and the Buyer, and it shall be responsible only for the safe keeping and proper disbursement of the cash funds and documents delivered to it (collectively, the "Fund"), in accordance with the terms of this Agreement. In taking any action hereunder, the Escrow Agent shall be entitled to rely upon any written notice, paper or other document believed by him to be genuine and signed or presented by the proper person, or upon any evidence deemed by it to be sufficient, and in no event shall it be liable for any act performed or omitted to be performed by it hereunder in the absence of gross negligence or willful misconduct. Escrow Agent shall be under no obligation to institute or to defend any action, suit or legal proceeding in connection herewith or to take any other action likely to involve him in expense unless first indemnified to his satisfaction. The Escrow Agent may consult with counsel in connection with his duties hereunder and shall be fully protected by any action taken, suffered or permitted by him in good fait in accordance with the advice of such counsel.

     The Escrow Agent shall be permitted to continue representing the Players Parties in connection with the Agreement and any dispute and/or subsequent court proceedings notwithstanding its undertaking as Escrow Agent hereunder.

          (b) In the event of a controversy between Seller and Buyer with respect to any matter or thing in connection with the Fund or any term or condition of this Agreement, or in the event that Escrow Agent should receive or become aware of conflicting demands or claims with respect to any of such matters, Escrow Agent shall be entitled to refuse to comply with any such demand or claim, and in such event the Escrow Agent are hereby authorized:

               (i) To keep and retain the Fund until it shall have received written notice from the Seller and Buyer, jointly, that the controversy between Seller and Buyer have been settled either by agreement or by final judgment or a court of competent jurisdiction, or

               (ii) To deliver the Fund to the Clerk of a court of competent jurisdiction, whereupon the Escrow Agent shall be relieved of any further duties or obligations under this Agreement.

          (c) The Escrow Agent (or any successor) may at any time during the term hereof resign his position hereunder by giving written notice thereof to the other parties hereto. Such resignation shall be effective upon the appointment of a successor reasonably acceptable to Buyer and Seller who shall have agreed to serve pursuant to the terms hereof. Upon receipt of such a notice of resignation, such other parties shall use their best efforts to assure the prompt appointment of a successor.

          (d) Seller and Buyer hereby agree to indemnify, defend and hold Escrow Agent harmless from and against any loss, cost or expense arising out of or relating to any action taken or thing done by it in connection with this Agreement or any failure by it to take any action required to be taken by it in connection herewith, provided, however, that any such action or failure to act shall have been taken or omitted in good faith, and not as a result of Escrow Agent gross negligence or willful misconduct.